Variable Interest Entity	12 Months Ended
Jun. 30, 2019
Variable Interest Entity [Line Items]
Variable Interest Entity (VIE)	Variable Interest Entity ("VIE")
Investment in Printi LLC
On August 7, 2014, we made a capital investment in Printi LLC, which operates in Brazil. This investment provided us access to a new market and the opportunity to drive longer-term growth in Brazil. The shareholders of Printi share profits and voting control on a pro-rata basis and as of June 30, 2019, we have a 53.7% equity interest in Printi.
For accounting purposes, of the remaining equity interests, 36.2% are liability-based equity awards and 10.1% are mandatorily redeemable noncontrolling interests. We agreed to acquire all of the remaining equity interests in Printi through a reciprocal put and call structure, contractually exercisable from April 1, 2021 through a mandatory redemption date of July 31, 2023. The liability-based equity awards represent Printi restricted equity held by Printi employees that are now fully vested and marked to market each reporting period until cash settlement. The mandatorily redeemable noncontrolling interest is within the scope of ASC 480 - "Distinguishing Liabilities from Equity" and is required to be presented as a liability on our consolidated balance sheet. We adjust the liability to its estimated redemption value each reporting period and recognize any changes within interest expense, net in our consolidated statement of operations. As of June 30, 2018, we estimated the redemption value of the liability-based equity awards and mandatorily redeemable noncontrolling interest to be $15,464 and $4,366, respectively. During the third quarter of fiscal 2019, we decreased the estimated redemption value of these liabilities to reflect our expectation to exercise our call option earlier than previously expected, and during the fourth quarter of fiscal 2019, we further reduced both liabilities to zero due to their recent underperformance and lower forecasted financial results which resulted in the goodwill impairment charge.
In May 2017, we entered into an arrangement with two Printi equity holders to provide loans, which represent prepayments for our future purchase of their equity interests. The loans are payable on the date the put or call option is exercised and the loan proceeds will be used to offset our purchase of their remaining outstanding equity interest, which also serves as collateral. As of June 30, 2019 and 2018, the net loan receivable including accrued interest was zero and $22,234, respectively. As discussed above, as of June 30, 2019 the collateral value of the related liabilities is estimated to have no value and therefore the equity interest was reduced to zero. As a result of the reduction in the liability, we recognized a full reserve against the gross loan receivables primarily through the reclassification of the related liabilities, as well as an immaterial expense recognized in our consolidated statement of operations.